2x Bitcoin Strategy ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 69.4%
Money Market Funds - 37.7%	Shares
First American Government Obligations Fund, 5.23%(a)	591,336,767	$591,336,767

U.S. Treasury Bills - 31.7%	Par
5.23%, 06/25/2024(b)	500,000,000	498,391,785
TOTAL SHORT-TERM INVESTMENTS (Cost $1,089,600,094)		1,089,728,552

TOTAL INVESTMENTS - 69.4% (Cost $1,089,600,094)		$1,089,728,552
Other Assets in Excess of Liabilities – 30.6%(c)		480,179,645
TOTAL NET ASSETS - 100.0%		$1,569,908,197

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(b)	The rate shown is the effective yield as of May 31, 2024.
(c)	Includes cash of $1,044,475,192 that is pledged as collateral for futures.

2x Bitcoin Strategy ETF
Schedule of Futures Contracts
as of May 31, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin Reference Rate (BRR)	3,764	06/28/2024	$1,280,418,700	$44,685,077
CME Bitcoin Reference Rate (BRR)	5,419	07/26/2024	1,858,852,475	1,360,229
Total Unrealized Appreciation (Depreciation)				$46,045,306

Volatility Shares Trust
2x Bitcoin Strategy ETF (Consolidated)
Notes to Schedule of Investments
May 31, 2024 (Unaudited)

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The disclosure requirements establish a fair value hierarchy that distinguishes between:
(1) market participant assumptions developed based on market data obtained from sources independent of the Fund
(observable inputs); and (2) the Fund's own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the disclosure requirements hierarchy are as follows:

Level I — Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
Level II — Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).
Level III — Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.
In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety.
Fair value measurements also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.
The following table summarizes the valuation of investments on May 31, 2024 (unaudited) using the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	591,336,767	–	–	591,336,767
U.S. Treasury Bills	–	498,391,785	–	498,391,785
Total Investments	591,336,767	498,391,785	–	1,089,728,552

Other Financial Instruments*:
Futures	46,045,306	–	–	46,045,306
Total Other Financial Instruments	46,045,306	–	–	46,045,306

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of May 31, 2024.

Refer to the Schedule of Investments for additional information.